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                                                       Exhibit 10(h)

                              LEASE AMENDMENT III


     THIS LEASE AMENDMENT (the "Amendment") is made as of the 30th day of September, 1994 by and between Smallwood Village Associates ("Landlord") and Interstate General Company L.P. ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St. Charles, Maryland dated December 1, 1987 (the "Lease"); and

     WHEREAS, Lease was amended by Lease Amendment dated February 1, 1989, and

     WHEREAS, Lease was further amended by Lease Amendment II dated December 1, 1992, and

     WHEREAS, Tenant wishes to further amend the Lease by expanding the square footage of the premises and renting Space C-12.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. In Article 1 of Lease, the number "3,509" square feet which was amended to read "4,734" square feet is now further amended to read "6,120" square feet.

     2. Space C-12 (Exhibit attached) is hereby added to Lease at $9.45 per square foot bringing new minimum rental amount to $4,819.18 per month beginning November 1, 1994.

     3.   The Common Area maintenance amount shall be $103.95 per month.

     4. Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives.


ATTEST:                                 By:  /s/ James Michael Wilson
                                           --------------------------------
/s/ Linda Horty                            Smallwood Village Associates
-----------------------------              Interstate Business Corporation
                                           General Partner

/s/ Linda Horty                         By:  /s/ Paul Resnik
-----------------------------              --------------------------------
                                           TENANT--Interstate General
                                                   Company L.P.






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State of Maryland
              SS:
County of Charles

     Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date 10-20-94. Personally well known (or satisfactorily proven) to me to be the President of Interstate Business Corporation a Delaware corporation, who, being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purpose contained herein.

     WITNESS my hand and official seal this 20th day of October, 1994.

/s/ Linda Susan Bland                   My Commission Expires  8/22/97
-----------------------------                                ------------
Notary Public